BRIDGE BUILDER TRUST

Bridge Builder International Equity Fund

Supplement dated May 15, 2018
 to the Statement of Additional Information (the "SAI")
dated October 28, 2017
as supplemented November 29, 2017 and January 18, 2018

This supplement provides new and additional information beyond that contained in the
SAI and should be read in conjunction with the SAI.

Effective May 1, 2018, Edinburgh Partners Limited, a sub-adviser to the Bridge Builder International Equity Fund, was acquired by Franklin Resources Inc.  Accordingly, effective May 15, 2018, the SAI is supplemented as follows.

The first paragraph under the sub-section entitled "The Funds' Investment Teams – The Sub-advisers – International Equity Fund – Edinburgh Partners Limited" is hereby replaced with the following:

Edinburgh Partners Limited ("Edinburgh Partners"), 27-31 Melville Street, Edinburgh, Scotland EH3 7JF, is the sub-adviser for an allocated portion of the Fund pursuant to a Sub-Advisory Agreement with the Adviser.  Edinburgh Partners was co-founded in 2003 by Dr. Sandy Nairn and a number of other key employees.  On May 1, 2018, Edinburgh Partners became a wholly-owned subsidiary of Franklin Resources Inc., a global investment management organization operating as Franklin Templeton Investments.  The executive directors are Dr. Sandy Nairn, Kenneth Greig, and Jeremy Young.  For its services as a Sub-adviser, Edinburgh Partners is entitled to receive a fee from the Fund.